March 2007 Confidential Exhibit 99.1

Safe Harbor
THESE MATERIALS ARE FOR PRESENTATION PURPOSES ONLY. THIS IS NOT AN OFFER OR
SOLICITATION OF ANY OFFER TO BUY OR SELL ANY SECURITY OR OTHER INVESTMENT
PRODUCT, NOR DO THESE MATERIALS CONSTITUTE INVESTMENT ADVICE.  THESE MATERIALS
ARE CONFIDENTIAL AND MAY NOT BE DISTRIBUTED, COPIED OR SHARED WITH ANY PARTY
OTHER THAN WITH THE PRIOR WRITTEN APPROVAL OF ALESCO FINANCIAL INC. (“Alesco”)
Forward Looking Statements:
Information set forth in this presentation contains forward-looking statements, which involve a number of risks and uncertainties. Alesco cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained or implied in the forward-looking information.
The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure of Alesco to successfully execute its business plans or gain access to additional financing, the availability of additional loan portfolios for future acquisition, continued qualification as a REIT and the cost of capital. Additional factors that may affect future results are contained in Alesco’s filings with the SEC, which are available at the SEC’s web site
www.sec.gov and Alesco’s web site
www.alescofinancial.com.
Alesco disclaims any obligation to
update and revise statements contained in these materials based on new information or otherwise.

3 Sections I. Alesco Financial Inc. Overview II. Investment Analysis III. Financial Statements IV. Cohen & Company – External Manager Table of Contents

I. ALESCO FINANCIAL INC. OVERVIEW

Company Overview
January 2006 – Specialty finance company formed with $111 million of equity capital from private placement of common shares
October 2006 – Merged with Sunset Financial Resources, Inc. to nearly double equity while also becoming a public company listed on
NYSE
November 2006 – Completed a $273 million secondary public offering raising market capitalization to approximately $471 million
(1)
Invests primarily in bank and insurance company TruPS, middle-
market loans and MBS, and uses CDO and CLO securitizations to get long-term, non-recourse financing
Externally managed by Cohen & Company – which has demonstrated a track record of attaining leading market share in certain of their and our businesses
(1) As of March 16, 2007

Overview of Business Model
Capital Raising and  Capital Raising and
Dividend Policies Dividend Policies
Investment Investment
Objective Objective
Access to Cohen Access to Cohen
Platform Platform
Capital raises should be accretive to book value and deployed quickly to minimize drag on earnings
Pay regular quarterly dividends of 90-100% of REIT Taxable
Income
Industry leading CDO manager, including TruPS financing for banks and insurance companies
Strong pipeline of assets
Experienced management team has originated over $20 billion of managed assets since 2002
Invest in assets with low historical default rates to deliver attractive risk-adjusted returns and predictable cash flows for shareholders
Target assets with significant opportunity for investment
Company Structure Company Structure
Corporate Corporate
Governance Governance
Real Estate Investment Trust (“REIT”) externally managed by
Cohen & Company Management, LLC
Publicly traded on New York Stock Exchange (NYSE)
Board of Directors comprised of seven independent directors and two Cohen & Company employees
Cohen & Company has separate credit committees to oversee
each targeted asset class

Goals and Achievements
Goals Goals
Achievements Achievements
Financed $3.3bn in bank and insurance
trust preferred, $600mm in middle market
loans and $4.0bn in residential MBS
Funded assets above with 5 trust preferred
CDOs, 2 middle market loan CLOs and 4
MBS CDOs
CDO/CLOs are match- and term-funded
Invest in low volatility assets
Minimize interest rate risk
Minimize funding risk

Highlights Since Inception
(1) Return on initial $10 per share investment in Alesco Financial Trust – equivalent to $7.94 per share following Sunset merger due to 1.26 exchange ratio
Dividend payouts of $1.68 per share in eight months prior to merger –
(25.2% annualized return
(1)
)
- Dividend of $0.28 per share paid for 4
th
quarter of 2006
- Declared dividend of $.30 per share for Q107
From January 31 to December 31, 2006:
- Deployed $365 million of equity in target assets:
Banks and insurance companies: $150 million
Middle market loans: $  20 million
Investment grade MBS: $105 million
Mortgage Loans $  90 million
Strong pipeline: will deploy all the proceeds of $273 million November
2006 secondary offering by March 31, 2007 in target asset classes

Financing Strategy
Asset Class Short-Term Financing Long-Term Financing
Collateral accumulates in
warehouses
6.5% collateral deposit recorded
as restricted cash
Interest carry plus/minus change
in value of collateral position
Collateral held in CDO structures
Alesco generally holds 51-75% of
the equity
Collateral accumulates in
warehouses
9% collateral deposit recorded
as restricted cash
Interest carry plus/minus change
in value of collateral position
Collateral held in CLO structures
Alesco generally holds 51-75% of
the equity
Collateral accumulates in
warehouses
3% collateral deposit recorded
as restricted cash
Interest carry plus/minus change
in value of collateral position
Collateral held in CDO structures
Alesco holds 100% of the equity
Repo financing
Securitization
Mortgage Loans Mortgage Loans
Middle Market
Leveraged Loans
TruPS
Asset-Backed
Securities

CDO Financing Structure
Capital Securities
Baa2/Baa3 implied
Moody’s weighted
average pool rating
53% - Class A-1
Aaa/AAA/AAA
Moody’s/S&P/Fitch
9% - Class C-1
A3/---/A-
6% - Preferred Shares
10% - Class A-2
Aaa/--/AAA
9% - Class C-2
A3/---/A-
7% - Class B
Aa2/--/AA
4% - Class D
---/---/BBB
Assets held by CDO
Securities issued by CDO
The Alesco CDO issues securities comprised of:
- Rated Notes and Preferred Shares backed primarily by trust preferred securities of bank holding companies, insurance companies or thrift holding companies
- A limited amount of Bank Subordinated Debt, Insurance Surplus Notes, Insurance Subordinated Debt and Insurance Senior Notes
The CDO is managed by an affiliate of Cohen & Company Management, LLC, the Collateral Manager
The CDO typically holds the following assets and issues the following classes of securities:

II. INVESTMENT ANALYSIS

Experienced management team
Strong balance sheet
• Diversified non-correlated asset classes
• Low historical default rates
• Significant opportunity for investment
Solid risk-adjusted returns with short ramp-up period
• Rapid deployment of capital
Established platform and business model
• Management team has originated over $30 billion of Cohen &
Company managed assets since 2002
Investment Strengths

Attractive Portfolio Mix
(1) As of December 31, 2006
(2) Based on Q107 dividend and $8.58 stock price as of March 16, 2007
Actual and Target Investment Allocation
Asset Class
Actual
Leverage
Amounts
Actual
Equity
Allocated
Target Equity
Allocation
15x $150.0 55%
10x $20.0 20%
33x $105.0 20%
25x $90.0 5%
20.0x $365.0 100%
Mortgage Loans
Asset-Backed
Securities
Middle Market
Leveraged Loans
TruPS
Total / Blended
(1) (1)
$0.30 Regular
dividend
represents a
14% dividend
yield to AFN
holders (2)

$556
$3,257
$4,358
$351
$5,481
$2,014
$6,047
$1,415
$4,621
$1,724
$365
$5,018
$2,208
$538
$3,077
$3,199
$3,389
$2,549
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
2000 2001 2002 2003 2004 2005 YTD
2006
2007 2008 2009 2010
Bank Trust Preferred Insurance Trust Preferred Other Bank Refinancings
Pooled Bank and Insurance TruPS Issuance
(1) Cohen & Company estimates based on Fitch Ratings reports and press releases. Includes closed and priced deals through October 15,
2006. Represents CDOs of TruPS issued by banks and insurance companies. Excludes re-packaged collateral from prior CDOs.
(2) Represents the collateral in bank and insurance trust preferred CDOs that is comprised of non-bank and insurance asset classes.
(3) Source: SNL Securities. Non-convertible trust preferred issues callable after January 1, 2007 for banks and thriftswith assets between
$70 million and $10 billion.
$12.2 billion
$12.2 billion of pooled TruPS issuances from small to mid-sized banks and thrifts will be callable from 2007 through 2010
’01 – ’05 CAGR: 19.8%
($ in mm)
(1) (1) (1)(2) (3)
$4,709
$7,495
$7,462
$6,710
$7,764

2004 Collateral Mgr / Sponsor	Issue Vol ($ Mill)	Mkt Shr
FTN / KBW	$ 2,518	31%
Cohen & Company	2,167	29%
StoneCastle	768	10%
Trapeza	693	9%
Bear Stearns	670	9%
Citigroup	346	5%
Morgan Stanley	300	4%
Total	$ 7,462	100%

2005 Collateral Mgr / Sponsor	Issue Vol ($ Mill)	Mkt Shr
FTN / KBW	$ 2,360	37%
Cohen & Company	2,370	37%
Bear Stearns	487	8%
Citigroup	168	3%
Trapeza	350	6%
StoneCastle	308	5%
Sandler O'Neill	300	5%
Total	$ 6,345	100%

2006 YTD Collateral Mgr / Sponsor	Issue Vol ($ Mill)	Mkt Shr
Cohen & Company	$ 3,966	39%
FTN / KBW	3,962	39%
Trapeza	992	10%
Bear Stearns	730	7%
Sandler O'Neill	335	3%
StoneCastle	266	3%
Total	$ 10,259	100%

ALESCO FINANCIAL INC.

Cohen & Company Leadership Position
The consistency and volume of Cohen & Company’s Alesco Trust Preferred
CDO pools has resulted in a leadership position in the market.
_____________________
Source: Cohen & Company’s analysis of FitchRatings reports and press releases. Consists of target collateral amounts of closed and priced CDO transactions of predominantly US and European bank and insurance companies through December 31, 2006. Excludes non-bank and non-insurance collateral and re-packaged collateral from prior CDOs.
US and Europe – Bank and Insurance Trust Preferred Pools

(1) Source:  FDIC’s Historical Statistics on Banking: Changes in Number of Institutions.
(2) Source: A.M. Best. Best’s Insolvency Study – Property/Casualty U.S. Insurers 1969-2002.
(3) Source:  Moody’s Speculative Grade Default Rates.
Alesco TruPS – Low Historical Default Rates
0%
2%
4%
6%
8%
10%
12%
1969 1972 1975 1978 1981 1984 1987 1990 1993 1996 1999 2002
Commercial Banks Insurance Companies High Yield
8.45%
0.65%
0.14%
Insolvency Insolvency History History of of U.S. U.S. Commercial Commercial Banks Banks
(1) (1)
and and Insurance Insurance Companies Companies
(2) (2)
vs. vs. High High Yield Yield Bonds Bonds
(3) (3)

TRUPS – Issuance Concentration – Alesco X through Alesco XIV
Issuance Concentration
Number of issuers within concentration ranges
1.5%-2.0%, 5
1.0%-1.5%, 11
0.5%-1.0%, 44
Less than 0.5%,
194
Greater than or
equal to 2%, 1
Note: As of March 15, 2007

TRUPS – Concentration per State – Banks
Concentration per state
Less than 2%, 20.5%
MI, 2.2%
NC, 2.1%
CA, 12.7%
IN, 2.3%
MO, 2.6%
IA, 1.8%
AR, 2.7%
KS, 3.8%
MA, 4.0%
MN, 4.1%
PA, 4.3%
FL, 5.2%
VA, 5.7%
GA, 6.2%
IL, 10.0%
TX, 10.1%
Note: As of March 15, 2007

Disciplined Collateral Underwriting Process
Due
Diligence
Due
Diligence
Credit
Write-Up
Credit
Write-Up
Committee
Review
Committee
Review
Continued
Monitoring
Continued
Monitoring
Sourcing &
Screening
Sourcing &
Screening
Potential investments
sourced through variety of
channels
Data gathered on potential
investment
Apply preliminary credit
score
Management interviews
Financial analysis
Financial modeling and
stress testing
Valuation of underlying
collateral
Review of issuer’s
anticipated cash flow,
liquidity position and credit
statistics
Summary analysis
Credit report submitted to
investment committee for
reviews
Apply previously
established investment
guidelines
Unanimous approval is
required
Conduct ongoing
credit analysis
Investment committee
evaluates any potential
deterioration in credit or
valuation impairment
Senior executives directly involved in all aspects of origination, underwriting and collateral management

Middle market loans are an attractive asset class
Mature market with total loans outstanding of approximately $1.3 trillion
(1)
Low return correlation with other asset classes
Low default rates (currently industry statistics in the 1.7% range)
Inherent structural and credit protection
The typical Emporia CLO portfolio is comprised of
Senior secured middle market loans – 85%
Second lien middle market loans – 15%
The Emporia CLO structure achieves diversification, especially compared to typical CLO assets, by including broadly syndicated loans along with middle market loans
The stable return profile of senior secured loans is then balanced with higher current yields of second lien loans, which enhances the return profile of the portfolio
Emporia – Middle Market Leveraged Loans
(1) Source: Standard & Poor’s.  Data as of December 30, 2004.

S&P Industry
Utilities 2.4%
Aerospace and defense 1.0%
Automotive 3.3%
Beverage and tobacco 5.8%
Building and development 2.4%
Business equipment and services 9.2%
Cable television 0.5%
Chemical/plastics 3.4%
Clothing/textiles 1.0%
Containers and glass products 2.6%
Cosmetics/toiletries 0.0%
Drugs 1.0%
Ecological services and equipment 3.9%
Electronics/electric 3.4%
Equipment leasing 1.0%
Financial intermediaries 1.0%
Food products 1.5%
Food/drug retailers 1.5%
Forest products 0.5%
Health care 7.8%
Home furnishings 4.4%
Hotels/motels/inns and casinos 1.0%
Industrial equipment 4.4%
Insurance 4.4%
Leisure 6.8%
Oil and gas 5.8%
Publishing 5.3%
Rail industries 1.0%
Retailers (other than food/drug) 4.9%
Surface transport 1.5%
Telecommunications 1.9%

ALESCO FINANCIAL INC.

21 Emporia Leveraged Loans – S&P Industry Analysis Note: As of March 15, 2007

MBS Portfolio Overview (As of March 15, 2007)
Portfolio is specifically constructed to address potential volatility
Asset pool is high investment grade
All investment grade assets
None in lowest investment grade quality (BBB-)
Significant amounts in AAA and AA
Average quality of A+
Assets are match funded to term with NO RECOURSE to AFN
Exposure limited to 3% of assets
Significant cash flows come in even if assets later become impaired
Higher returns on MBS assets available in current market
Opportunity to reinvest in wider spread assets while funding cost is locked-in

MBS Portfolio Overview (continued)
Currently $120 million of capital devoted to MBS (maximum current exposure)
Capital is invested in four (4) distinct pools of $30 million each
(Kleros Real Estate I to IV)
28% of total assets are in sub-prime
13% of sub-prime is in BBB+ and 5.5% is in BBB
Remainder of sub-prime assets are in A- or higher quality
Funding of assets not subject to margin calls or forced liquidations
Portfolio consists only of cash MBS – no derivatives or investments in other CDOs

Cohen & Company Management, LLC has completed and manages five Kleros and four Kleros Real Estate CDO transactions totaling over $11 billion
Kleros Real Estate CDOs are collateralized by RMBS, CMBS and ABS with average ratings of “A+”
Securities with these credit ratings have experienced low historical defaults
(1)
The collateral underlying these securities have high historical recovery rates and receive more substantial cash flow after default than comparable corporate securities
Kleros – Asset-Backed Securities
(1) Source: Moody’s Investors Service, “Default & Loss Rates of Structured Finance Securities: 1993-2005,” April
2006. Impairment is defined in the study as unsecured payment defaults or securities downgraded to Ca or
C. Payment defaults include shortfalls of interest or losses of principal. Impairment rates calculated using original ratings.
Impairment Rates (1993-2005)
RMBS CMBS ABS
Aaa 0.00% 0.00% 0.05%
Aa 0.00% 0.00% 0.14%
A 0.00% 0.00% 0.03%
Baa 0.07% 0.00% 0.03%

Current Par Amount
Millions

ALESCO FINANCIAL INC.

MBS – Asset Type by Kleros Real Estate CDO
$1.1B
Note: Prime = FICO Score >700; Mid-Prime = FICO of 625 to 700 and Sub-Prime <625 FICO
Note: As of March 15, 2007
Asset Type
291.2 MM
262.9 MM
310.5 MM
417.3 MM
447.4 MM
338.3 MM
255.5 MM
252.7 MM
233.0 MM
44.1 MM
26.9 MM
39.2 MM
258.9 MM
412.3 MM
272.0 MM
56.2 MM
0
200
400
600
800
1,000
1,200
KRE I KRE II KRE III KRE IV
Deal Name
CMBS Conduit
Prime
Mid-Prime
Sub-Prime

Current Par Amount
Millions

ALESCO FINANCIAL INC.

MBS – S&P Ratings of Sub-Prime Assets
$207MM
Note: As of March 15, 2007
Sub-Prime Ratings
9.33 MM
22.45 MM
24.42 MM
39.06 MM
47.91 MM
37.94 MM
21.51 MM
27.04 MM
25.94 MM
48.35 MM
26.69 MM
31.05 MM
41.97 MM
57.31 MM
122.32 MM
32.85 MM
71.48 MM
56.14 MM
102.28 MM
29.64 MM
15.96 MM
11.00 MM
11.73 MM
9.58 MM
41.09 MM
70.38 MM
24.40 MM
10.55 MM
10.00 MM
BBB: 4.19 MM
11.27 MM
25.44 MM
AA+ 2.35 MM
0
50
100
150
200
250
300
350
KRE I KRE II KRE III KRE IV
Deal Name
AAA
AA+
AA-
AA
A+
A
A-
BBB+
BBB

Current Par Amount
Millions

ALESCO FINANCIAL INC.

MBS – Asset Ratings by Kleros Real Estate CDO
$372MM
Note: As of March 15, 2007
Portfolio Ratings
41.4 MM
37.5 MM
51.7 MM
68.3 MM 74.8 MM
66.3 MM
77.5 MM
58.7 MM
93.6 MM
39.1 MM
94.8 MM
103.9 MM
160.1 MM
180.3 MM
91.4 MM
129.7 MM
156.7 MM
197.9 MM
155.2 MM
184.4 MM
110.5 MM
126.6 MM
32.3 MM
82.2 MM
74.1 MM
49.5 MM
229.9 MM
108.3 MM
99.9 MM
91.9 MM
208.6 MM 228.7 MM
177.1 MM
203.5 MM
BBB: 6.2 MM
BBB+: 26.0 MM
0
200
400
600
800
1000
1200
KRE I KRE II KRE III KRE IV
Deal Name
AAA
AA+
AA-
AA
A+
A
A-
BBB+
BBB

MBS Portfolio – Credit Support and Delinquencies
Note: As of March 15, 2007
Lien
Position Asset Type Rating Current Par
Average
Current
Support (%)
Average
Original
Support (%)
Average 60+
Delinquencies
1st Lien Prime BBB 31,963,913 $     2.54 1.86 3.18
1st Lien Prime BBB+ 6,184,081 $       2.08 1.60 2.59
1st Lien Mid-Prime BBB 42,583,000 $     8.63 3.83 10.49
1st Lien Mid-Prime BBB+ 61,828,000 $     8.30 5.89 8.12
1st Lien Sub-Prime BBB 56,114,168 $     6.28 5.22 7.46
1st Lien Sub-Prime BBB+ 146,408,741 $   7.61 6.41 7.09
2nd Lien Mid-Prime BBB 1,835,000 $       15.79 10.95 6.41
2nd Lien Mid-Prime BBB+ 20,994,000 $     14.64 11.10 5.18

III. FINANCIAL STATEMENTS

Alesco Financial – Income Statements
For the three months
December 31, 2006
For the period from
January 31, 2006
through
December 31, 2006
Revenue:
Investment interest income ................................ ................................ .............
$ 107,435 $ 215,613
Investment interest expense ................................ ................................ ............ . (96,480) (188,121)
Provision for loan loss ................................ ................................ ..................... (1,322) (1,938)
Change in fair value of free - standing derivative ................................ .............. 131 2,127
Net investment income ................................ ................................ .................... 9,764 27,681
Total revenue ................................ ................................ ..........................
9,764 27,681
Expenses:
Related party management compensation ................................ ........................ 2,223 6,249
General and administra tive ................................ ................................ .............. 2,742 3,834
Total expenses ................................ ................................ ........................ 4,965 10,083
Income before interest and other income, minority interest and taxes ............... 4,799 17,598
Interest and other income ................................ ................................ ................. 3,408 5,820
Realized gain on derivative contracts ................................ ............................... — 7,700
Unrealized gain on derivative contracts ................................ ............................ (219) 1,653
Losses on investments ................................ ................................ .......................
(1,503) (2,349)
Income before minority interest and taxes ................................ ............................. 6,485 30,422
Minority interest................................ ................................ ................................ (2,616) (7,625)
Income before taxes ................................ ................................ ................................ 3,869 22,797
Provision for income taxes ................................ ................................ ............... (288) (766)
Net income
................................ ................................ ................................ ................ $ 3,581 $ 22,031
Earnings per share — basic:
Basic earnings per share ................................ ................................ .................... $ 0.13 $ 1.48
Weighted -average shares outstanding — Basic................................ .................. ..... 27,748,369 14,924,342
Earnings per share — diluted:
Diluted earnings per share ................................ ................................ ................. $ 0.13 $ 1.48
Weighted -average shares outstanding — Diluted................................ ............... .. 27,773,995 14,924,342
Distributions declared per com mon share ................................ ......................... $ 0.25 $ 1.75

Alesco Financial – 2006 GAAP to REIT Taxable Reconciliation

For the Quarter
Ended
December 31, 2006

For the Year Ended
December 31, 2006

Net income available to common stockholders’, as reported ..................................
$ 3,581
$
22,031
Add (deduct):

Provision for loan losses ............................................................................ ..
789
807
Stock compensation ............................................................................ .........
262
268
Unrealized losses on investments and derivative contracts.........................
515
518
Realized losses on sale of capital assets......................................................
1,127
1,127
Federal tax provision................................................................................... 564 564
Book/tax differences due to merger accounting.......................................... (19) (491)
Other book/tax differences  ......................................................................... 128 131

Total taxable income .............................................................................. ..............
6,947
24,955
Less: Taxable income attributable to domestic TRS entities .................................
(373)
(381)
Plus: Dividends paid by domestic TRS entities .....................................................
—
—

Estimated REIT taxable income (prior to deduction for dividends paid) ......
$
6,574
$
24,574
Weighted average shares outstanding - diluted
27,773,995 14,924,342
Estimated REIT taxable income per share
$ 0.24  $ 1.65
The Company’s GAAP net income includes the operations of AFT from January 31, 2006 through to October 6, 2006 and the combined operations of the merged company from
October 7, 2006 through to December 31, 2006, whereas our total taxable income and REIT taxable income includes the results of operations of historical Sunset from January 1,
2006 through to October 6, 2006 and the combined operations of the merged company from October 7, 2006 through to December 31, 2006. These non-GAAP financial measurements are important because we are structured as a REIT and the Internal Revenue Code requires that we pay substantially all of our taxable income in the form of distributions to our stockholders. The non-GAAP financial measurements of total taxable income and REIT taxable income are important in the determination of the amount of the minimum distributions that we must pay to our stockholders so as to comply with the rules set forth in the Code. Because not all companies use identical calculations, this presentation of total taxable income and REIT taxable income may not be comparable to other similarly titled measures prepared and reported by other companies.
The table below reconciles the differences between reported GAAP net income and total taxable income and REIT taxable income for the year ended December 31, 2006 (dollar amounts in thousands):

Alesco Financial – Balance Sheet as of December 31, 2006
Asof
December31,2006
Assets
Investments in debt securities and related receivables
Available-for -sale debt securities ................................ ................................ ............. $ 6,771,914
Security-related receivables ................................ ................................ ....................... 1,170,210
Total investment in debt securities and security- related receivables ...................... 7,942,124
Investments in residential and commercial mortgages and leveraged loans
Residential mortgages ................................ ................................ ................................ 1,773,147
Commercial mortgages ................................ ................................ ............................... 9,500
Leveraged loans ................................ ................................ ................................ ......... 314,077
Loan loss reserve ................................ ................................ ................................ ....... (2,130)
Total investmen ts in residential and commercial mortgages and leveraged loans, net ................................ ................................ ................................ ............................
2,094,594
Cash and cash equivalents ................................ ................................ ............................ 51,821
Restricted cash and warehouse deposits ................................ ................................ ...... 349,113
Accrued interest receivable ................................ ................................ ............................ 46,654
Other assets................................ ................................ ................................ ................... 30,621
Deferred financing costs, netof accumulated amortization of $ 2,762 ......................... 87,423
Total assets ................................ ................................ ................................ .................. $10,602,350
Liabilities and stockholders’ equity
Indebtedness
Repurchase agreements ................................ ................................ ................................ $3,024,269
Trust preferred obligations ................................ ................................ ........................... 273,097
CDO notes payable ................................ ................................ ................................ ...... 6,496,748
Warehouse credit facility ................................ ................................ .............................. 167,158
Junior subordinated notes ................................ ................................ .............................. 20,619
Total indebtedness ................................ ................................ ................................ ....... 9,981,891
Accrued interest payable ................................ ................................ ................................ 42,163
Related party payable ................................ ................................ ................................ .. 879
Other liabilities ................................ ................................ ................................ ............. 50,017
Total liabilities ................................ ................................ ................................ ............ 10,074,950
Minority interest ................................ ................................ ................................ ........... 98,598
Stockholder’s  equity
Preferred shares, $0.001 par value per share, 50,000,000 shares authorized, no shares issued and outstanding ................................ ................................ ..................
—
Common shares, $0.001 par value per share, 100,000,000 shares authorized,
54,922,071 issued and outstanding, including 193,457 unvested restricted share awards ................................ ................................ ................................ ............
55
Additional paid in capital ................................ ................................ ................................ 447,442
Accumulated other comprehensive loss ................................ ................................ ...... (14,628)
Cumulative distributions ................................ ................................ ................................ (26,098)
Cumulative earnings ................................ ................................ ................................ .... 22,031
Total stockholders’ equity ................................ ................................ ...........................
428,802
Total liabilities and stockholders’ equity ................................ ................................ $10,602,350

IV. COHEN & COMPANY – EXTERNAL MANAGER

C & CO
COHEN & COMPANY
Asset Management
C & CO
COHEN & COMPANY SECURITIES
MEMBER NASD/SIPC
Broker/Dealer
Fixed Income
Structured Finance
Equity Sales & Trading
Research

ALESCO FINANCIAL INC.

Access to Cohen & Company Platform
A leading asset manager with approximately $31 billion in assets under management in 34 CDOs and whole loan portfolios.
Over 140 employees with extensive financial services and real estate industry experience, with offices in Philadelphia, New York, Chicago, Los Angeles and Paris.
Strategos
Capital
Management
Cohen &
Company
Financial
Management
Bank /
Insurance
Trust
Preferred
AUM: $9.5 bn
ABS
and MBS
AUM: $20.1 bn
Non Profit
501 (C) (3)
Munis
Non -Profits
AUM: $0.4 bn
Dekania Capital
Management
Emporia Capital
Management
Alesco Financial
Inc. (REIT)
NYSE: AFN
Middle Market
Loans
AUM: $1.2bn

Organizational Depth and Interaction
Chris Ricciardi
CEO
15 years experience
Daniel Cohen
Chairman
18 years experience
Lars Norell
MD
8 years experience
Alesco/Dekania
Shami Patel + 18
Dekania Europe
Paul Vernhes + 9
Emporia
Kevin Braddish + 15
Kleros/Libertas
Alex Cigolle + 6
Brigadier
Ralph Nacey + 2
Fixed Income
Brian James
Joseph Messineo + 11
Equity Sales
John Heppe + 2
Equity Capital Markets
John Cardinale
Structuring & Analytics
Steve D’Agostino +9
Finance
Joseph Pooler + 7
Research
Lee Calfo + 6
Information Tech.
Mark Tolani + 7
Compliance
Kenneth Smith + 2
Alesco Financial
John Longino + 4
B/D Ops
Richard DiArenzo + 2
Legal
Dan Munley/Rachel Fink
Jay McEntee
COO
26 years experience
Asset Management
Legal/Opt Compliance Capital Markets
Marketing
Robert O’Donnell
Risk Management
Constantine Boyadjiev
HR & Admin
Jonnell Cuddahy + 5
Non Profit
Andrew Hohns + 1

History of Cohen & Company
1999:
Founding of research and credit boutique focused on the financial services and real estate industries.
1999-2006:
Growth to over 140 professionals in several offices worldwide.
2001-2006:
Arranged over $10 billion of Trust Preferred financings.
2004-2006:
Second largest manager of new issue CDO/CLO assets.
2005:
Completed spin-off of Taberna Realty Finance Trust, raising over
$400MM to invest in real-estate backed structured and securitized products, including REIT Trust Preferred CDOs.
2006:
Completed $100MM+ offering of Alesco Financial Trust, an
externally managed vehicle investing primarily in CDO Equity across multiple asset classes.
2006:
Strategically advanced Cohen Brothers through the integration of much of Merrill Lynch’s CDO structuring team, led by Chris Ricciardi, now
CEO of Cohen & Company.
2006:
Top manager of new issue CDO/CLO assets
2006:
Aggregate AUM at over $31BB. Actively growing platform across asset classes

Experienced Management Team
Name Title Years of Experience
Daniel G. Cohen Chairman 18
James J. McEntee, III President and CEO 26
Shami J. Patel Chief Operating Officer and
Chief Investment Officer
13
John J. Longino CFO and Treasurer 26
Daniel Munley Chief Legal Officer 11
Christian M. Carr CAO and Controller 8

Management Agreement
1.50% of equity
Alesco pays no compensation to its officers.  All executive
compensation is paid by Cohen & Company Management, LLC
20% of net income in excess of the greater of:
9.5%; or the yield on the 10-year U.S. Treasury + 3.0%
15% payable in stock
Based entirely on the performance of the portfolio
Cohen & Company Management will cover all employee
compensation expenses, while all other operating expenses are borne or reimbursed by Alesco, including legal, tax, accounting, consulting, auditing and administrative fees and expenses
Base Management
Fee
Incentive Fee
Reimbursement of
Expenses
Alesco has the right, before any other party, to acquire all equity interests in CDOs collateralized by US Dollar TruPS
issued by banks and insurance companies and CLOs
collateralized by US Dollar leveraged loans for which Cohen &
Company serves as the collateral manager
(1)
Right of
First Refusal
(1)  Excludes non-U.S. dollar denominated.
Since intention is to invest primarily in Cohen CDO’s, AFN will receive rebates related to asset management fees paid by those CDO’s which will completely offset base and incentive fees

Collateral Management
As a premier collateral manager, we have accumulated and now manage approximately $31 billion of investments, over $24 billion of which is in securitized pools in the banking, insurance, commercial and residential, mortgage-backed sectors, and middle market loan markets, under the Alesco,
Dekania, Kleros, Libertas and Emporia  programs.
According to Asset Backed Alert, Cohen & Company was the top CDO Manager
for 2006 by new issue volume.
Bank & Insurance
Trust Preferred
Collateralized Debt
Obligations
Alesco I - XIV
Dekania I & II
Dekania Europe I & II
$9.5 billion
Residential MBS
Collateralized Debt
Obligations
Kleros I - V
Kleros R.E. I - IV
Libertas I & II
Scorpius I
$20.1billion
Middle Market Loans
Collateralized Loan
Obligations
Emporia I & II
$1.2 billion
Munis
Collateralized Debt
Obligations
Non-Profit
Preferred Funding
Trust I
$0.4 billion

Cohen & Company - Structured Finance Expertise
Alesco CDO XII
$683 MM
Trust Preferred Securities
September 2006
Taberna VII
$700 MM
Trust Preferred Securities
September 2006
Alesco CDO XI
$683 MM
Trust Preferred Securities
June 2006
$1,000 MM
High Grade ABS
June 2006
Kleros Real Estate
CDO I
$2,000 MM
High Grade ABS
August 2006
Kleros CDO III
$1,000 MM
High Grade ABS
August 2006
Kleros Real Estate
CDO II
Taberna V
$700 MM
Trust Preferred Securities
May 2006
Taberna VI
$700 MM
Trust Preferred Securities
June 2006
Alesco CDO X
$971 MM
Trust Preferred Securities
March 2006
Trust Preferred Securities
€305 MM
Dekania Europe CDO I
September 2005
Alesco CDO IX
$683 MM
Trust Preferred Securities
December 2005
Taberna IV
$673 MM
Trust Preferred Securities
December 2005
Taberna III
$780 MM
Trust Preferred Securities
September 2005
Alesco CDO VIII
$684 MM
Trust Preferred Securities
August 2005
Trust Preferred Securities
$307 MM
Dekania CDO I
September 2003
$690 MM
Trust Preferred Securities
April 2005
Alesco CDO VII Taberna II
$1,044 MM
Trust Preferred Securities
June 2005
$1,007 MM
High Grade ABS
June 2005
Kleros CDO I
$692 MM
Trust Preferred Securities
December 2004
Alesco CDO VI Taberna I
$729 MM
Trust Preferred Securities
March 2005
Alesco CDO IV
$415 MM
Trust Preferred Securities
May 2004
Alesco CDO III
$363 MM
April 2004
Trust Preferred Securities
DekaniaCDO II
Trust Preferred Securities
$413 MM
April 2004
Alesco CDO I
$344 MM
Trust Preferred Securities
October 2003
Alesco CDO II
$348 MM
December 2003
Trust Preferred Securities
Alesco CDO V
$365 MM
Trust Preferred Securities
September 2004
May 2006
$602 MM
Libertas CDO
Mezzanine ABS
Emporia CDO II
$365MM
Leveraged Loan
May 2006
Emporia CDO I
$425MM
Leveraged Loan
October 2005
$1,001 MM
High Grade ABS
January 2006
Kleros CDO II

SFI Awards 2005

Collateralised Debt Obligation of the Year (joint winner)

Dekania Europe CDO I

Dekania Capital Management

Bookrunner: Merrill Lynch

Guarantor: Assured Guaranty

Eu300m August 2005

Structured Finance International www.SFInews.NET

securitization *news*

FEBRUARY 2006

CDO Manager of the Year

NOMINEES

Cohen Brothers

BlackRock

State Street Global Advisors

Gramercy Capital

ALESCO FINANCIAL INC.

41 Market Recognition Cohen & Company has been recognized as a leading CDO manager.

www.ABAlert.com

Asset-Backed ALERT

THE WEEKLY UPDATE ON WORLDWIDE SECURITIZATION

Top CDO Managers Since 2004

		Amt. ($Mil.)	No. of Deals
1	Societe Generale	$23,830.0	57
2	Cohen & Co.	21,887.6	29
3	Duke Funding Management	17,325.3	13
4	Deutsche Bank	14,711.5	36
5	Highland Capital Management	13,737.9	16
6	Aladdin Capital Management	13,015.6	17
7	Credit Suisse	12,917.4	35
8	Goldman Sachs	12,358.7	27
9	Vanderbilt Capital Advisors	12,088.3	12
10	Bear Stearns	10,500.4	18
11	First Tennessee	9,849.8	13
12	Fortress Investments	9,219.9	19
13	Deerfield Capital Management	8,457.4	15
14	GSC Group	8,322.0	16
15	ICP Asset Management	7,667.0	2
16	Vertical Capital	7,610.4	10
17	NIBC	7,584.4	7
18	Resource America	7,487.1	18
19	Maxim Advisory	7,311.6	6
20	Allianz	7,163.8	45

Top CDO Managers Since 2003

		Amt. ($Mil.)	No. of Deals
1	Societe Generale	$27,077.1	64
2	Cohen & Co.	22,887.2	32
3	Duke Funding Management	17,826.8	14
4	Deutsche Bank	17,516.3	44
5	Credit Suisse	13,587.4	37
6	Highland Capital Management	13,257.9	15
7	Vanderbilt Capital Advisors	13,110.8	14
8	Aladdin Capital Management	13,015.6	17
9	Goldman Sachs	12,358.7	27
10	First Tennessee	11,137.2	15
11	Bear Stearns	10,866.3	21
12	Fortress Investments	9,210.0	13
13	GSC Group	9,165.9	18
14	Deerfield Capital Management	9,106.9	18
15	Resource America	8,796.4	22
16	Allianz	8,656.1	48
17	Merrill Lynch	8,304.6	11
18	NIBC	8,003.1	9
19	Vertical Capital	7,090.4	11
20	Lehman Brothers	7,087.5	54

Top CDO Managers in 2006

		Amt. ($Mil.)	No. of Deals
1	Cohen & Co.	$14,008.5	15
2	Societe Generale	12,000.7	27
3	Highland Capital Management	10,455.3	10
4	Goldman Sachs	10,161.9	19
5	Deutsche Bank	10,089.6	22
6	Aladdin Capital Management	8,256.4	11
7	ICP Asset Management	7,667.0	2
8	Duke Funding Management	7,640.3	6
9	Credit Suisse	7,400.0	15
10	GSC Group	6,530.9	17
11	Vanderbilt Capital Advisors	5,520.6	5
12	NIBC	5,308.6	4
13	Vertical Capital	5,161.4	6
14	First Tennessee	4,601.5	4
15	Resource America	4,584.2	10
16	Allianz	4,349.6	38
17	Lehman Brothers	4,329.8	15
18	Harding Advisory	4,291.2	9
19	BlackRock Financial	4,220.0	11
20	Fortis Bank	4,030.0	12

FitchRatings

Ratings Action Commentary

Contact
Said Rafat +1-212-908-0860
Marion Silverman +1-312-368-3167

Fitch Assigns Cohen Brothers Financial, LLC a 'CAM2' CDO Asset Manager Rating

Fitch Ratings-New York-November 7, 2005: Fitch Ratings assigns Cohen Brothers Financial, LLC (Cohen Brothers) a trust preferred CDO asset manager rating of 'CAM2'. The rating reflects Cohen Brothers' experience investing in the bank and insurance trust preferred market, the experience levels among senior management and portfolio management staff, and the quality of credit underwriting and portfolio surveillance practices employed by the company. The rating also reflects Cohen Brothers' commitment to the CDO business as reflected in the breadth and depth of CDO portfolio management experience among affiliated organizations, and the performance of the company's Dekania and Alesco series of trust preferred CDO portfolios.

The company's trust preferred CDO asset manager scores for each group of criteria factors are summarized as follows:

--Company and Management Experience 2.25;
--Staffing 2.00;
--Procedures and Controls 2.25;
--Portfolio Management 2.00;
--CDO Administration 2.00;
--Technology 2.50;
--CDO Portfolio Performance 2.50.

Cohen Brothers' composite score of 2.23 is used to establish a systematically applied quantitative link between its asset manager rating and Fitch's CDO rating criteria, in accordance with the approach outlined in the Fitch Ratings criteria report 'Rating CDO Asset Managers,' dated Feb. 3, 2005, available on the Fitch Rating's web site at 'www.fitchratings.com'.

ALESCO FINANCIAL INC.

42 Market Recognition Cohen and Company has been recognized as a leading CDO manager.

C & CO
COHEN & COMPANY
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3 Stock Picker
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4 Analyst
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2 Stock Picker
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ALESCO FINANCIAL INC.

Other Operations
Equity Sales and Trading:
Cohen & Company
maintains sales and trading platforms that support
CDO and investment banking operations and
generates revenues through trading activities on
behalf of institutional and high net worth clients.
Equity Research:
Six research analysts cover 75
companies in the bank, thrift, real-estate investment
trust and specialty finance sectors. In addition, the
department provides economic and industry specific
research on areas of the U.S. and sectors where the
analysts have coverage.
Fixed Income & Sales and
Trading:
Specializes in
the distribution and trading of structured credit
products. Additionally, this group plays a role in the
origination  and syndication of our structured finance
transactions.